OTHER
                                                        EXHIBITS (a)
                                POWER OF ATTORNEY

          The undersigned hereby constitute and appoint Mark N. Jacobs, Steven Newman, Michael Rosenberg, John Hammalian, Jeff Prusnofsky, Robert Mullery, Janette Farragher, and Mark Kornfeld, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph S. DiMartino
---------------------------                                    March 16, 2000
Joseph S. DiMartino

/s/ David W. Burke
---------------------------                                    March 16, 2000
David W. Burke

/s/ Diane Dunst
---------------------------                                    March 16, 2000
Diane Dunst

/s/ Rosalind Gersten Jacobs
---------------------------                                    March 16, 2000
Rosalind Gersten Jacobs

/s/ Daniel Rose
---------------------------                                    March 16, 2000
Daniel Rose

/s/ Jay I. Meltzer
---------------------------                                    March 16, 2000
Jay I. Meltzer

/s/ Warren B. Rudman
---------------------------                                    March 16, 2000
Warren B. Rudman

/s/ Sander Vanocur
---------------------------                                    March 16, 2000
Sander Vanocur


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                                POWER OF ATTORNEY

          The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, Mark Kornfeld, and John B. Hammalian, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



         /s/ Stephen E. Canter                           March 22, 2000
         Stephen E. Canter
         President


         /s/ Joseph W. Connolly                          March 22, 2000
         Joseph W. Connolly
         Vice President and Treasurer